Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2019 FIRST QUARTER RESULTS

FISCAL Q1 2019 HIGHLIGHTS

•	Net sales of $831.6 million, an 8.2% YoY increase, with 230 basis points of acquisitive growth
•	Operating income of $103.0 million, an increase of approximately 4% YoY
•	Operating margin of 12.4% (12.6% excluding acquisition*)
•	Diluted EPS of $1.33, $0.02 above the guidance midpoint, and versus $1.05 in the prior year quarter

MELVILLE, NY and DAVIDSON, NC, JANUARY 9, 2019 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2019 first quarter ended December 1, 2018.

Financial Highlights[1]	FY19 Q1		FY18 Q1		Change
Net Sales	$831.6		$768.6		8.2%
Operating Income	103.0		99.3		3.7%
% of Net Sales	12.4%		12.9%
Net Income	74.2		59.6		24.6%
Diluted EPS	$1.33	.[2]	$1.05	.[3]	26.7%

1In millions except per share data or as otherwise noted. 2Based on 55.8 million diluted shares outstanding for FY19  Q1.  3  Based on 56.5 million diluted shares outstanding for FY18  Q1.

Erik Gershwind, president and chief executive officer, said, "The industrial economy remained strong in the fiscal first quarter, although there is currently more uncertainty than a few months ago due to potential economic and trade overhangs and the government shut-down. Our net sales in the first quarter were slightly above the mid-point of our guidance, with Core customers and National Accounts achieving high single-digit growth, tempered by the expected weakness in Government. AIS continues to progress according to plan, delivering solid top line growth."

Rustom Jilla, executive vice president and chief financial officer, added, "Our fiscal first quarter total ADS increased 8.2% year-over-year, with AIS contributing 230 basis points of acquisitive growth. Our gross margin was in-line with our expectations. Price contribution remained positive, while product cost increases and mix were headwinds. Our productivity initiatives continued in the quarter. Despite our continued investment in sales and service, and marketing to support future growth, our operating expense to net sales ratio was flat year-over-year at 30.7%. Our operating margin was down roughly 50 basis points from the prior year, reflecting primarily the impact of AIS and the year-over-year decline in gross margin. Finally, we paid dividends of $35 million and repurchased approximately 800 thousand shares for about $64 million in the first quarter."

Gershwind concluded, "Looking forward, given the significant supplier price increase activity that we have seen, we anticipate implementing a meaningful price increase later in our fiscal second quarter. Given the timing of the increase, we expect the impact to be fully reflected in our fiscal third and fourth quarters. This price increase, coupled with increasing traction from our sales transformation efforts, drives our expectation of significantly higher operating margins in the second half of the fiscal year."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the financial schedules of this press release.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

Outlook

The Company expects net sales for the second quarter of fiscal 2019 to be between $817 million and $833 million. At the midpoint, average daily sales are expected to increase roughly 9.0% compared to last year’s second quarter. The Company expects diluted earnings per share for the second quarter of fiscal 2019 to be between $1.22 and $1.28.

Excluding the AIS acquisition*, the Company expects net sales for the second quarter of fiscal 2019 to be between $798 million and $814 million, with average daily sales at the midpoint expected to increase roughly 6.5% compared to last year’s second quarter. The Company expects the AIS acquisition to have a roughly breakeven impact on diluted earnings per share for the second quarter of fiscal 2019.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2019 first quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until January 16, 2019.

The Company’s reporting date for fiscal 2019 second quarter results is scheduled for April 10, 2019.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1.6 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including from our recent acquisitions, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; dependence on our information systems and the risks of business disruptions arising from changes to our information systems and disruptions due to catastrophic events, power outages, natural disasters, computer system or network failures, computer viruses, physical or electronic break-ins and cyber-attacks; recent U.S. tax legislation and increased volatility in the effective tax rate; retention of key personnel; retention of qualified sales and customer service personnel and metalworking specialists; risk of loss of key suppliers, key brands or supply chain disruptions; risks associated with changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; failure to comply with applicable environmental, health and safety laws and regulations; goodwill and intangible assets recorded as a result of our acquisitions could be impaired; risks associated with the volatility of our common stock; and our principal shareholders exercise significant control over us. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	December 1,	September 1,
	2018	2018
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$11,615	$46,217
Accounts receivable, net of allowance for doubtful accounts	531,406	523,892
Inventories	527,984	518,496
Prepaid expenses and other current assets	60,928	58,902
Total current assets	1,131,933	1,147,507
Property, plant and equipment, net	307,586	311,685
Goodwill	674,464	674,998
Identifiable intangibles, net	119,762	122,724
Other assets	31,053	31,813
Total assets	$2,264,798	$2,288,727

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$210,979	$224,097
Accounts payable	154,896	145,133
Accrued liabilities	111,241	121,293
Total current liabilities	477,116	490,523
Long-term debt	311,656	311,236
Deferred income taxes and tax uncertainties	99,714	99,714
Total liabilities	888,486	901,473
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	54	55
Class B common stock	10	10
Additional paid-in capital	660,185	657,749
Retained earnings	1,316,489	1,325,822
Accumulated other comprehensive loss	(20,975)	(19,634)
Class A treasury stock, at cost	(579,451)	(576,748)
Total shareholders’ equity	1,376,312	1,387,254
Total liabilities and shareholders’ equity	$2,264,798	$2,288,727

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended
	December 1,	December 2,
	2018	2017
Net sales	$831,597	$768,561
Cost of goods sold	473,612	433,492
Gross profit	357,985	335,069
Operating expenses	254,985	235,791
Income from operations	103,000	99,278
Other (expense) income:
Interest expense	(4,056)	(3,237)
Interest income	162	163
Other (expense) income, net	2	(408)
Total other expense	(3,892)	(3,482)
Income before provision for income taxes	99,108	95,796
Provision for income taxes	24,876	36,211
Net income	$74,232	$59,585
Per Share Information:
Net income per common share:
Basic	$1.34	$1.06
Diluted	$1.33	$1.05
Weighted average shares used in computing net income per common share:
Basic	55,502	56,287
Diluted	55,831	56,504
Cash dividends declared per common share	$0.63	$0.48

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	December 1,	December 2,
	2018	2017
Net income, as reported	$74,232	$59,585
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(1,341)	(843)
Comprehensive income	$72,891	$58,742

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	December 1,	December 2,
	2018	2017
Cash Flows from Operating Activities:
Net income	$74,232	$59,585
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,846	15,749
Stock-based compensation	4,174	3,894
Loss on disposal of property, plant, and equipment	141	126
Provision for doubtful accounts	2,814	1,698
Changes in operating assets and liabilities:
Accounts receivable	(10,630)	(9,291)
Inventories	(9,803)	(4,259)
Prepaid expenses and other current assets	(2,044)	(1,663)
Other assets	753	1,252
Accounts payable and accrued liabilities	1,383	14,888
Total adjustments	2,634	22,394
Net cash provided by operating activities	76,866	81,979
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(10,053)	(9,028)
Cash used in business acquisition	—	(738)
Net cash used in investing activities	(10,053)	(9,766)
Cash Flows from Financing Activities:
Repurchases of common stock	(63,527)	(4,018)
Payments of cash dividends	(34,858)	(27,087)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	954	959
Proceeds from exercise of Class A common stock options	9,329	2,405
Borrowings under the revolving credit facilities	245,000	24,000
Payments under the revolving credit facilities	(259,000)	(65,000)
Other, net	753	606
Net cash used in financing activities	(101,349)	(68,135)
Effect of foreign exchange rate changes on cash and cash equivalents	(66)	91
Net increase (decrease) in cash and cash equivalents	(34,602)	4,169
Cash and cash equivalents – beginning of year	46,217	16,083
Cash and cash equivalents – end of year	$11,615	$20,252
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$1,761	$1,757
Cash paid for interest	$1,685	$2,068

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

Non-GAAP Financial Measures

•	Results excluding All Integrated Solutions (AIS) Acquisition

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisition of All Integrated Solutions (“AIS”) on April 30, 2018 (the “Acquisition”).

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of the Acquisition to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•the ability to better identify trends in the Company’s underlying business and perform related trend analyses;

•a better understanding of how management plans and measures the Company’s underlying business; and

•an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended December 1, 2018
(dollars in thousands, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	Acquisition	Net Sales, excluding Acquisition	Average Daily Sales Growth	Average Daily Sales Growth, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$831,597	$17,658	$813,939	8.2%	5.9%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	Acquisition	Gross Profit, excluding Acquisition	Gross Margin	Gross Margin, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$357,985	$5,448	$352,537	43.0%	43.3%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	Acquisition	Operating Expenses, excluding Acquisition	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$254,985	$4,857	$250,128	30.7%	30.7%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	Acquisition	Operating Income, excluding Acquisition	Operating Margin	Operating Margin, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018	December 1, 2018
$103,000	$592	$102,408	12.4%	12.6%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Provision for income taxes	Acquisition	Provision for income taxes, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018
$24,876	$(69)	$24,945

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income	Acquisition	Net Income, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018
$74,232	$(206)	$74,438

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	Acquisition	Diluted Earnings Per Share, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 1, 2018	December 1, 2018	December 1, 2018
$1.33	$-	$1.33

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2019 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Guidance for Thirteen Weeks Ended March 2, 2019*
(dollars in millions, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	Acquisition	Net Sales, excluding Acquisition	Average Daily Sales Growth	Average Daily Sales Growth, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$824.8	$18.5	$806.3	9.0%	6.5%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	Acquisition	Gross Profit, excluding Acquisition	Gross Margin	Gross Margin, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$352.7	$5.9	$346.8	42.8%	43.0%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	Acquisition	Operating Expenses, excluding Acquisition	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$256.1	$5.1	$251.0	31.1%	31.1%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income	Acquisition	Operating Income, excluding Acquisition	Operating Margin	Operating Margin, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019	March 2, 2019
$96.5	$0.8	$95.7	11.7%	11.9%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income	Acquisition	Net Income, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019
69.4	$(0.1)	$69.5

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	Acquisition	Diluted Earnings Per Share, excluding Acquisition
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
March 2, 2019	March 2, 2019	March 2, 2019
$1.25	$-	$1.25

* The data in the above tables represent the midpoint of management's guidance; see note regarding forward-looking statements